Exhibit 99.1
                                                                    ------------

Name and Address of Reporting Person:            Leslie H. Wexner
                                                 c/o Limited Brands, Inc.
                                                 Three Limited Parkway
                                                 Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:        Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 2/6/2004


                                          Amount of
                                         Securities
                                        Beneficially
                                            Owned                     Ownership
                                          Following                     Form:
                                          Reported                  Direct (D) or            Nature of Indirect
    Title of Security                  Transaction(s)                Indirect (I)           Beneficial Ownership
    -----------------                  --------------                ------------           --------------------

Common Stock                            15,000,000                       I  (3)               H.R.E.I. Trust

Common Stock                            14,447,113                       D/I  (2)             (2)

Common Stock                             7,608,841                       D/I  (1)             (1)

Common Stock                             7,049,856                       I  (3)               The Abigail Trust

Common Stock                             4,892,608                       I  (3)               Wexner Personal Holdings Corporation

Common Stock                             3,500,000                       I  (3)               The Wexner Children's Trust II

Common Stock                             2,498,670                       I  (4)               The Birthday Trust

Common Stock                             1,176,805  (5)                  I  (3)               Held in The Limited, Inc. Savings and
                                                                                              Retirement Plan for Leslie H.
                                                                                              Wexner's account

Common Stock                               400,000                       I  (4)               Abigail S. Koppel Grantor Trust


See Notes on next page.

Name and Address of Reporting Person:                 Leslie H. Wexner
                                                      c/o Limited Brands, Inc.
                                                      Three Limited Parkway
                                                      Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:             Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                      2/6/2004


Notes:
------

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of January 31, 2004. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.


Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interest therein.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                 Abigail S. Wexner

Address of Joint Filer:                              c/o Limited Brands, Inc.
                                                     Three Limited Parkway
                                                     Columbus, OH  43216

Relationship of Joint Filer to Issuer:               Director

Issuer Name and Ticker or Trading Symbol:            Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     2/6/2004

Designated Filer:                                    Leslie H. Wexner

SIGNATURE:


Abigail S. Wexner
-----------------------
Abigail S. Wexner


February 9, 2004
----------------
Date